Blackstone Mortgage Trust, Inc. February 12, 2019 Fourth Quarter and Full Year 2018 Results Exhibit 99.2

Blackstone Mortgage Trust

$11.1
$15.8
YE 2017
YE 2018
BXMT Highlights
Information included in this presentation is as of or for the period ended December 31, 2018, unless otherwise indicated.
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Based on annualized dividend and BXMT closing price as of February 11, 2019.
(c)
Reflects ratio of Core Earnings to dividends declared.
(d)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(e)
Includes $447 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest.
+42%
($ in billions)
Portfolio Growth
(e)
2018
Dividend
Coverage
117%
7.2%
100%
62%
Performing Loans
Loan-to-Value
(d)(e)
(c)
Dividend
Yield
(b)
BXMT
generated
4Q
EPS
of
$0.61
and
Core
EPS
(a)
of
$0.69
through
continued
growth
in
its
first
mortgage
origination
business;
2018
full
year
EPS
of
$2.50,
Core
EPS
of
$2.90
and
dividends
paid
of
$2.48
per
share

Blackstone Mortgage Trust

4Q
originations
of
$3.5
billion
across
21
transactions
(b)
Originated
52
loans
(b)
in
2018
resulting
in
record
volume
of
$10.7
billion,
with
a
weighted
average
origination
LTV
(c)
of
61%
4Q
EPS
of
$0.61
and
Core
Earnings
(a)
per
share
of
$0.69
($2.50
and
$2.90,
respectively
for
full
year
2018)
Book
value
per
share
of
$27.20,
up
$0.27
in
2018;
paid
$0.62
per
share
dividend
Fourth Quarter and Full Year 2018 Results
Portfolio
grew
42%
in
2018
to
$15.8
billion
(d)
100%
performing
portfolio
with
a
weighted
average
origination
LTV
(c)(d)
of
62%
Sourced
new
credit
capacity
of
$3.0
billion
in
the
quarter
and
$6.5
billion
in
2018
Issued
14.6
million
shares
at
an
average
1.22x
P/B
in
2018,
generating
$483
million
of
gross
proceeds
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Excluding upsizes.
(c)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(d)
Includes $447 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest.
96%
of
the
portfolio
(d)
is
floating
rate
Floating
rate
assets
and
matched
liabilities
support
book
value
and
earnings
stability
Earnings &
Dividends
Originations
Portfolio
Composition
Capitalization
Interest Rates

Blackstone Mortgage Trust

$2.48
$0.42
$24.67
$27.20
Re-IPO
2Q'13
4Q'18
Earnings & Dividends
Earnings & Dividends
4Q
GAAP
EPS
of
$0.61
and
Core
Earnings
(a)
of
$0.69
per
share,
$0.62
per
share
dividend
equates
to
a
7.2%
dividend
yield
(b)
Earnings
in
excess
of
quarterly
dividends
enhanced
book
value
per
share,
which
has
grown
10%
since
2013
re-IPO
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Based on annualized dividend and BXMT closing price as of February 11, 2019.
(c)
2018 GAAP EPS was $2.50; retained Core Earnings refers to the amount of Core Earnings in excess of dividends paid for the periods presented.
$0.62
Quarterly
Dividend
+10%
Dividends Paid
Retained
Core Earnings
Book Value Per Share Growth
2018 Core Earnings Per Share
(c)
117%
2018 Dividend Coverage

Blackstone Mortgage Trust

Originations
Originations
Origination
volume
grew
to
$3.5
billion
in
4Q
and
$10.7
billion
in
2018
while
maintaining
a
consistent
credit
profile
Originations
were
driven
by
an
increase
in
both
large
loans
and
more
granular
deal
flow
($ in billions)
Origination LTV and Volume
(b)
Origination Volume and Deal Count
(a)
Excluding upsizes.
(b)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
62%
61%
2017
2018
$4.8
$10.7
$1.9
$3.9
$1.4
$3.5
1Q 2018
2Q 2018
3Q 2018
4Q 2018
21
10
14
7
Deal
Count
(a)

Blackstone Mortgage Trust

Portfolio Composition
$15.8
billion
portfolio
(a)
comprising
126
assets
secured
by
institutional
quality
real
estate,
with
71%
in
gateway
markets
High
quality
100%
performing
portfolio
with
low
weighted
average
LTV
(a)(b)
of
62%
Major Market Focus
(a)
Collateral Diversification
(a)
(a)
Includes $447 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest.
(b)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
Weighted Average LTV
(a)(b)
62%
States that comprise less than 1% of total portfolio
BE
IL
7%
CAN
GA
3%
HI
5%
VA
6%
CA
16%
MD
MA
2%
FL
4%
NY
25%
ES
7%
UK
7%
DC
2%
NV
2%
TX
2%
WA
2%
2%
CO
1%
1%
NC
1%
OH
1%
TN
1%
1%
AU
2%
1%
Condo
Self-Storage
Retail
Industrial
Spanish
Assets
Multi
$15.8B
portfolio
Office
23%
13%
7%
4%
2%
2%
3%
45%
Other

Blackstone Mortgage Trust

$8.6
$13.6
$1.3
$2.2
$1.4
$0.6
2017
2018
Capitalization
$2.9
billion
of
net
credit
capacity
growth
across
6
credit
facilities
during
the
quarter
Asset-level
financing
increased
in
step
with
net
portfolio
growth
totaling
$5.1
billion
of
net
capacity
growth
in
2018
Total
asset-level
financing
capacity
of
$16.4
billion
was
72%
utilized
at
quarter-end
Credit Capacity Growth
(a)
Includes $1.3 billion of consolidated securitized debt obligations as well as $0.9 billion of securitized debt held by third-parties in the $1.0 billion 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet. Refer to our consolidated financial statements for further discussion of the subordinated risk retention interest related to the 2018 Single Asset
Securitization.
(b)
Includes
$95
million
of
loan
participations
sold
and
$447
million
of
Non-Consolidated
Senior
Interests,
which
result
from
non-recourse
sales
of
senior
loan
interests
in
loans
BXMT
originates.
BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(c)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity.
2.8x
Debt-to-Equity
Ratio
(c)
Financing
(Outstanding Balance)
+45%
$16.4
$11.3
($ in billions)
Credit Facilities
Syndications
Securitizations
Convertible Notes and
Secured Facility
CLO and Single Asset
Securitizations
Senior Syndications
11 Credit Providers
$9.0
$0.6
$0.5
$2.2
Corporate Obligations
Corporate Obligations
Credit
Facilities
Corporate
Debt
Securitized
Debt
(a)
Senior Loan
Interests
(b)
$9.6

Earnings Per Share

Increasing USD LIBOR = Increasing Earnings

Blackstone Mortgage Trust

4%
96%
Interest Rates
96%
of
the
portfolio
(a)
is
floating
rate
A
1.0%
increase
in
USD
LIBOR
would
increase
earnings
per
share
by
$0.21
per
annum
(b)
(a)
Includes $447 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest.
(b)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments. Reflects impact on net income, net of incentive fees. See Appendix for important disclosures.
Earnings
Sensitivity
to
USD
LIBOR
(b)
(Annual Dollars of Earnings per Share)
USD LIBOR
Portfolio Fixed vs. Floating
(a)
(% of Total Portfolio Exposure)
Floating
Fixed
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%

Appendix

Blackstone Mortgage Trust

GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
206.1
$
$—

206.1
$
Interest Expense
(103.9)

0.4

(103.5)

Management and
Incentive Fees
(18.6)

—

(18.6)

General and Administrative
Expenses
(2.0)

—

(2.0)

Non-Cash
Compensation
(7.7)

7.7

—

Realized Foreign Currency
Gain, net
(a)
—

1.9

1.9

Net Income Attributable to
Non-controlling Interests
(0.3)

—

(0.3)

Total
73.6
$
10.0
$
83.6
$
Appendix –
Fourth Quarter and Full Year 2018 Operating Results & Net Fundings
$4.3 billion
2018 Net Fundings
Net Fundings
(b)
($ in billions)
Operating Results
($ in millions)
(a)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(b)
Excludes the impact of changes in foreign currency rates and related hedges for non-USD investments.
$0.69
Core Earnings per Share
$0.61
Net Income per Share
$2.1 billion
4Q’18  Net Fundings
Fundings
Repayments

Blackstone Mortgage Trust

(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date.
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
December 31, 2018, three loans in the portfolio have been financed with an aggregate $447 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Portfolio excludes our $99 million subordinate risk retention interest in the $1.0 billion 2018 Single Asset Securitization.
(d)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(e)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
Portfolio Details
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(a)
Loan
(b)(c)
Balance
(b)(c)
Value
Maturity
(d)
Location
Type
SQFT / Unit / Key
LTV
(a)
Loan 1
Senior loan
3/22/2018
$  1,131
$  1,131
$  1,124
L + 3.15
%
L + 3.40
%
3/15/2023
Diversified -
Spain
Spanish Assets
n/a
71%
Loan 2
Senior loan
5/11/2017
753
682
679
L + 3.40
%
L + 3.60
%
6/10/2023
Washington DC
Office
334 / sqft
62%
Loan 3
Senior loan
(b)
8/6/2015
471
471
86
5.75
%
5.82
%
10/29/2022
Diversified -
EUR
Other
n/a
71%
Loan 4
Senior loan
5/1/2015
355
342
342
L + 2.85
%
L + 3.02
%
5/1/2023
New York
Office
434 / sqft
68%
Loan 5
Senior loan
2/13/2018
330
322
322
L + 3.42
%
L + 3.52
%
3/9/2023
New York
Multi
780,386 / unit
62%
Loan 6
Senior loan
1/7/2015
350
317
316
L + 2.50
%
L + 2.76
%
1/9/2021
New York
Office
272 / sqft
53%
Loan 7
Senior loan
10/23/2018
352
313
310
L + 3.40
%
L + 3.72
%
10/23/2021
New York
Mixed-Use
284 / sqft
65%
Loan 8
Senior loan
3/31/2017
339
286
283
L + 3.50
%
L + 3.88
%
8/9/2023
Maui
Hotel
377,099 /  key
61%
Loan 9
Senior loan
11/30/2018
291
274
272
L + 2.83
%
L + 3.20
%
12/9/2023
New York
Hotel
224,555 /  key
73%
Loan 10
Senior loan
11/30/2018
254
247
245
L + 2.80
%
L + 3.17
%
12/9/2023
San Francisco
Hotel
363,291 /  key
73%
Loan 11
Senior loan
12/11/2018
310
241
238
L + 2.55
%
L + 2.96
%
12/9/2023
Chicago
Office
203 / sqft
78%
Loan 12
Senior loan
8/3/2016
276
233
233
L + 4.66
%
L + 5.29
%
8/9/2021
New York
Office
321 / sqft
57%
Loan 13
Senior loan
12/22/2017
225
225
224
L + 2.80
%
L + 3.16
%
1/9/2023
Chicago
Multi
326,087 / unit
65%
Loan 14
Senior loan
5/9/2018
219
219
218
L + 3.00
%
L + 3.24
%
5/9/2023
New York
Industrial
62 / sqft
70%
Loan 15
Senior loan
6/23/2015
220
213
213
L + 3.65
%
L + 3.78
%
5/8/2022
Washington DC
Office
239 / sqft
72%
Loans 16 -
125
Senior loans
Various
12,340
9,222
9,088
5.91
%
(e)
6.26
%
(e)
Various
Various
Various
Various
62%
Total/Wtd. avg.
$  18,217
$  14,741
$  14,191
5.64
%
5.96
%
3.9 yrs
64%
Cash
All-in
Coupon
Yield

Blackstone Mortgage Trust

December 31, 2018
December 31, 2017
Assets
Cash and cash equivalents
105,662
$
69,654
$
Restricted cash
—

32,864

Loans receivable, net
14,191,200

10,056,732

Other assets
170,513

99,575

Total assets
14,467,375
$
10,258,825
$
Liabilities and equity
Secured debt agreements, net
8,974,756
$
5,273,855
$
Loan participations sold, net
94,418

80,415

Securitized debt obligations, net
1,285,471

1,282,412

Convertible notes, net
609,911

563,911

Other liabilities
128,212

140,826

Total liabilities
11,092,768

7,341,419

Commitments and contingencies
—

—

Equity
Class A common stock, $0.01 par value
1,234

1,079

Additional paid-in capital
3,966,540

3,506,861

Accumulated other comprehensive loss
(34,222)

(29,706)

Accumulated deficit
(569,428)

(567,168)

Total Blackstone Mortgage Trust, Inc. stockholders' equity
3,364,124

2,911,066

Non-controlling interests
10,483

6,340

Total equity
3,374,607

2,917,406

Total liabilities and equity
14,467,375
$
10,258,825
$
Consolidated Balance Sheets
($ in thousands, except per share data)

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended December 31,
Year Ended December 31,
2018
2017
2018
2017
Income from loans and other investments
Interest and related income
206,098
$
146,127
$
756,109
$
537,915
$
Less: Interest and related expenses
103,948
65,953
359,625
234,870
Income from loans and other investments, net
102,150
80,174
396,484
303,045
Other expenses
Management and incentive fees
18,586
14,284
74,834
54,841
General and administrative expenses
9,632
7,702
35,529
29,922
Total other expenses
28,218
21,986
110,363
84,763
Income before income taxes
73,932
58,188
286,121
218,282
Income tax provision
36
48
308
314
Net income
73,896
$
58,140
$
285,813
$
217,968
$
Net income attributable to non-controlling interests
(253)
(249)
(735)
(337)
Net income attributable to Blackstone Mortgage Trust, Inc.
73,643
$
57,891
$
285,078
$
217,631
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
121,588,404
98,810,617
113,857,238
95,963,616
Net income per share of common stock
0.61
$
0.59
$
2.50
$
2.27
$

Blackstone Mortgage Trust

Three Months Ended
December 31, 2018
September 30, 2018
Stockholders' equity
3,364,124
$
3,300,772
$
Shares
Class A common stock
123,436

119,669

Deferred stock units
229

221

Total outstanding
123,665

119,890

Book value per share
27.20
$
27.53
$
Per Share Calculations
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(Amounts in thousands, except per share data)
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
Three Months Ended
December 31, 2018
September 30, 2018
Net income
(a)
73,643
$
78,165
$
Non-cash compensation expense
7,666
6,734
Realized foreign currency gain, net
(b)
1,942
1,930
Other items
394
590
Core Earnings
83,645
$
87,419
$
Weighted-average shares outstanding, basic and diluted
121,588
116,203
Core Earnings per share, basic and diluted
0.69
$
0.75
$
Three Months Ended
December 31, 2018
September 30, 2018
Net income
(a)
73,643
$
78,165
$
Weighted-average shares outstanding, basic and diluted
121,588
116,203
Earnings per share, basic and diluted
0.61
$
0.67
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Historically, we have deferred in Core Earnings the accretion of purchase discount attributable to a certain pool of GE portfolio investments acquired in May 2015, until repayment in full of the remaining investments in the pool was substantially assured. During the three months ended June 30, 2018, it was determined that repayment of the remaining loans in the deferral pool was substantially assured. As such, the $8.7 million of deferred purchase discount, which has been previously recognized in GAAP net income, was realized in Core Earnings during the three months ended June 30, 2018.
(c)
Primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(Amounts in thousands, except per share data)
Year Ended
Dec 31,
2018
Dec 31,
2018
Sept 30,
2018
June 30,
2018
Mar 31,
2018
Net income
(a)
285,078
$
73,643
$
78,165
$
72,312
$
60,958
$
Non-cash compensation expense
28,154
7,666
6,734
6,778
6,976
GE
purchase
discount
accretion
adjustment
(b)
8,706
—
—
8,723
(17)
Realized foreign currency gain, net
(c)
6,723
1,942
1,930
1,998
854
Other items
2,084
394
590
565
534
Core Earnings
330,745
$
83,645
$
87,419
$
90,376
$
69,305
$
Weighted-average shares outstanding, basic and diluted
113,857
121,588
116,203
109,069
108,398
Net income per share, basic and diluted
2.50
$
0.61
$
0.67
$
0.66
$
0.56
$
Core
Earnings
per
share,
basic
and
diluted
2.90
$
0.69
$
0.75
$
0.83
$
0.64
$
Three Months Ended

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Earnings
Sensitivity
to
LIBOR:
Reflects
the
impact
on
net
income,
net
of
incentive
fees,
assuming
no
changes
in
credit
spreads,
portfolio
composition,
or
asset
performance.
Assumes
no
change
in
general
and
administrative
expenses,
management
fees,
or
other
non-interest
expenses
relative
to
those
incurred
for
the
quarter
ended
December
31,
2018.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2018,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.